OPERATIONS IN UZBEKISTAN	12 Months Ended
Dec. 31, 2012
OPERATIONS IN UZBEKISTAN
OPERATIONS IN UZBEKISTAN

4. OPERATIONS IN UZBEKISTAN

        In June 2012, the authorities of the Republic of Uzbekistan began audits of the financial and operating activities of MTS' wholly-owned subsidiary Uzdunrobita. On July 17, 2012 Uzdunrobita suspended its services in Uzbekistan upon receipt of an order from the State Agency for Communications and Information of Uzbekistan ("SACI") on the temporary suspension of the operating license of Uzdunrobita for a period of 10 business days; this suspension was subsequently extended to three months.

        On August 6-7, 2012, sixteen regional antimonopoly departments of the Republic of Uzbekistan simultaneously held hearings and declared that Uzdunrobita had violated antimonopoly laws, consumer protection laws and laws governing advertisements. In total, the claims of the regional antimonopoly departments against Uzdunrobita amounted to approximately $80.0 million. This amount was subsequently reduced by the superior antimonopoly regulator to $13.0 million in aggregate. The disputes with antimonopoly authorities were dismissed further to payments made by Uzdunrobita under the Appeal Decision (as defined below).

        On August 13, 2012, the Tashkent Economic Court granted the petition of the SACI to withdraw all operating licenses of Uzdunrobita.

        Notwithstanding the fact that tax audit of Uzdunrobita's operations for the period of 2007-2010 was completed in February 2012 and did not reveal any serious violations, Uzdunrobita received the findings of subsequent additional tax audits related to licenses regulation violations, income and other taxes resulting in a total amount of claims of approximately $900.0 million. This amount was subsequently reduced to $669.0 million in aggregate. These claims of tax authorities of Uzbekistan and related disputes in Uzbek commercial courts are still pending.

        During September-October 2012, $6.4 million from Uzdunrobita bank accounts was used by the Uzbek state to settle its alleged liabilities under these claims.

        On September 17, 2012, the Tashkent City Criminal Court issued a ruling in favor of the Uzbek state to confiscate all assets of Uzdunrobita in connection with a criminal court judgment against four employees of Uzdunrobita. Previously, the Uzbek law enforcement bodies arrested all of the Uzdunrobita's assets, including cash held in local bank accounts.

        On November 8, 2012, the Appellate division of the Tashkent City Criminal Court allowed Uzdunrobita's appeal challenging the decision of the Tashkent City Criminal Court dated September 17, 2012 and determined that the total amount of damages incurred by the state is to be compensated by Uzdunrobita. This amount of damages was calculated and determined on the basis of all aforementioned existing claims against Uzdunrobita and amounted to $587 million payable in equal installments during eight months (the "Appeal Decision").

        In accordance with applicable Uzbek laws, Uzdunrobita petitioned to the Deputy General Prosecutor to appeal the Appeal Decision in the Supreme Court of Uzbekistan and grant a stay to enforce the Appeal Decision. However, such petitions were rejected by the General Prosecutor Office on January 8, 2013.

        Further to such rejection, Uzdunrobita immediately filed similar requests to the Chairman of the Supreme Court of Uzbekistan. However, on January 23, 2013, the Company was notified that the matter was submitted by the Supreme Court for consideration by the Chairman of Tashkent City Court. As of the current date Uzdunrobita has not yet received any response from the Chairman of Tashkent City Court. In order to comply with the Appeal Decision, Uzdunrobita paid two scheduled installments in November and December 2012 totaling $147.5 million. On January 14, 2013, further to partial payment of the third installment payable in January 2013 totaling $15.9 million and constituting the remaining amount of cash held in its bank accounts Uzdunrobita filed petition on its voluntary bankruptcy to the Tashkent Commercial Court due to its inability to meet further obligations pursuant the Appeal Decision. The court initiated bankruptcy procedures and appointed an external temporary supervisor over Uzdunrobita with the further bankruptcy hearing scheduled for April 22, 2013.

        Uzdunrobita continues to defend its rights in accordance with the laws of the Republic of Uzbekistan. MTS also reserves its right to use all available legal options in the international arena in order to claim damages caused by termination of Uzdunrobita's operations in Uzbekistan.

        Separate to the impairments recognized (see below), a liability of $418.3 million relating to the claims was recorded with an associated charge to the consolidated statement of operations and comprehensive income as the minimum of a range of probable losses according to management's estimations, as required by U.S. GAAP if no estimate within a range is more likely than any other. It is reasonably possible that the estimate of the claims will change in the near term due to future events impacting the amount and probability of the exposure. As of December 31, 2012, the outstanding balance of the claims amounted to $264.4 million.

        Considering the adverse impact of such circumstances on the Group's ability to conduct operations in Uzbekistan, the Group tested goodwill and other long-lived assets attributable to Uzbekistan for impairment upon first receiving notification of the investigations. As a result, an impairment loss of the following long-lived assets was recorded in the consolidated statement of operations and comprehensive income for the year ended December 31, 2012 and was assigned to the "Uzbekistan" segment:

Impairment loss
Property, plant and equipment	$256,355
Licenses	82,885
Rights to use radio frequencies	76,641
Numbering capacity	36,145
Software and other intangible assets	50,241
Goodwill	108,544

Total impairment loss relating to goodwill and long-lived assets	$610,811

        There is reasonable uncertainty in respect of the ability of the Group to continue its operations in Uzbekistan which may significantly affect the fair value of the remaining long-lived assets as of December 31, 2012. The Group used a probability-weighted valuation technique to determine the fair value of the long lived assets as of December 31, 2012, which was determined based on unobservable inputs ("Level 3" of the hierarchy established by the U.S. GAAP guidance). In calculating the future cash flows for use in the assessment of the fair value of long-lived assets, the Group used forecasts for the Uzbekistan telecommunication market and Uzdunrobita's position in that market. The forecasts were based on all available internal and external information, including growth projections and industry experts' estimates.